UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

October 30, 2002,
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated October 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: October 30, 2002

This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent filings.


Laboratory Testing Overview

 - 3-4% of health care spending
 - Influences/directs 80% of health care spending
 - Growing market
 - Role and importance of testing are increasing


LabCorp's Industry-leading Financial Indicators

 - EBITDA Percentage of Sales:  22.3% in Q3
 - Strong Balance Sheet
 - Investment Grade Credit Rating


The Clinical Laboratory Testing Market
US market is approximately $34-36 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   82%
Independent Clinical Labs  39%        LabCorp($2.44b)               18%
Physician Offices          12%

Source: Company estimates, industry reports & 2001YE revenue for LabCorp and Dynacare


MAP OF COMBINED TESTING LOCATIONS & PSC's (Includes Dynacare)


LabCorp's Strategy

Expand leadership position in genomic testing by utilizing our national infrastructure (anchored by core testing) to offer a broad menu of genomic tests


Strategic Approach

1) Develop/Be First to Offer New Tests (Internal/External)
     - HER2/neu
     - HPV
     - HIV/HCV
     - Cystic fibrosis

2) License New Tests and Methods
     - Celera (breast and prostate cancer, Alzheimer's)
     - EXACT Sciences (colon cancer)
     - Myriad Genetics (breast, ovarian cancer)
     - VIRCO (HIV phenotyping)

3) Acquisitions
     - National Genetics Institute (plasma testing, clinical studies)
     - ViroMed (lyme disease, West Nile virus)


Expectations from Strategy

 - Ensure long-term growth
 - Shift toward higher priced tests and services
 - Volumes are lower, profitability higher
 - Must understand volume versus price relationship (balance)


Financial Performance
Price & Volumes:  Trends by Payor Type

                           2000                2001             YTD SEPT 2002
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   22.70    27.1        24.46   27.9         25.99    22.2
Patient              102.87     2.2       111.28    2.5        119.00     1.7
Third Party           29.80    10.3        31.59   12.2         32.49    10.7
(MC/MD/Insurance)
Managed Care
 - Capitated           8.89    10.6         8.90   11.9          9.28     9.6
 - Fee for service    42.32    16.0        43.45   17.2         44.72    14.4
                     ------    ----       ------   ----        ------    ----
Total                 28.97    26.6        29.27   29.1         30.52    24.0
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $28.98    66.2       $30.69   71.7        $31.71    58.6
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD SEPT 2001

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------

Prior Genomic     123.9       1,029.6      1.9%       120.38

Add'l Genomic*     83.6       2,009.5      3.8%        41.63

Other Esoteric    166.5       4,158.0      7.8%        40.04
--------------   ------      --------    ------       ------
All Esoteric:     374.0       7,197.1     13.5%        51.98
-------------
Core:           1,262.0      46,336.3     86.5%        27.23

Total:          1,636.0      53,533.4    100.0%        30.56
------


                             YTD SEPT 2002                   02 vs 01
                                                                PPA
                    Revenue     Accns    %Accns     PPA         Incr/
                    $Million     000    to total     $         (Decr)
                   ---------   ------  ---------  -------    ---------

Prior Genomic        148.8     1,304.0     2.2%     114.13     (5.2)%

Add'l Genomic*        96.4     2,389.3     4.1%      40.36     (3.0)%

Other Esoteric       183.3     4,434.1     7.6%      41.32      3.2%
--------------     -------    --------   ------     ------     ------
All Esoteric:        428.5     8,127.4    13.9%      52.72      1.4%
-------------
Core:              1,429.1    50,451.5    86.1%      28.33      4.0%
------
Total:             1,857.6    58,578.9   100.0%      31.71      3.8%
-------

* Includes identity testing and gene probes (chlamydia and gonorrhea)


Third Quarter Operating Results
     ($ in millions)

                         9/30/01        9/30/02
                        --------       --------
Revenue                   560.9          655.2
Operating Expense         460.6          541.5
                        -------        -------
Operating Income          100.3          113.7
                        -------        -------
       Margin              17.9%          17.4%
EBITDA                    125.3          145.9
                        -------        -------
       Margin              22.3%          22.3%

Bad Debt % to revenue      9.00%          8.40%
DSO                          62             56

1) Q3 02 results above exclude restructuring and other one-time charges relating to the Dynacare transaction.


2002 Third Quarter Financial Achievements

 - Increased revenues per day 15.0% (volume 11.4%; price 3.6%)
 - EBITDA margins of 22.3%
 - Increased diluted EPS 12.2%*
 - Operating cash flow of $121.1 million

*Before special charges, compared to pro forma prior year EPS, after the required change in goodwill accounting and special items.


Nine Month Operating Results
($ in millions)

                        YTD 9/01           YTD 9/02
                      -----------        -----------
Revenue                 1,636.0            1,857.6
Operating Expense       1,345.8            1,493.4
                       --------           --------
Operating Income          290.2              364.2
                       --------           --------
       Margin              17.7%              19.6%
EBITDA                    363.8              439.9
                       --------           --------
       Margin              22.2%              23.7%

Bad Debt % to revenue       9.0%              8.4%
DSO                          62                56

1) YTD 02 results above exclude restructuring and other one-time charges relating to the Dynacare transaction.


2002 Nine Month Financial Achievements

 - Increased revenues 13.5% (volume 9.5%; price 4.0%)
 - EBITDA margins of 23.7%
 - Increased diluted EPS 24.6%*
 - Operating cash flow of $326.4 million
 - DSO decline of 6 days from Sept 2001

*Before special charges, compared to pro forma prior year EPS, after the required change in goodwill accounting and special items.


Quarterly DSO Trend
DSO Trend December '97 through September '02

December 1997  - 79 days       September 2000  - 70 days
December 1998  - 83 days       December 2000   - 68 days
March 1999     - 83 days       March 2001      - 67 days
June 1999      - 79 days       June 2001       - 64 days
September 1999 - 76 days       September 2001  - 62 days
December 1999  - 74 days       December 2001   - 58 days
March 2000     - 72 days       March 2002      - 60 days
June 2000      - 70 days       June 2002       - 58 days
                               September 2002  - 56 days

Recent Accomplishments

 - Preferred provider contract with Premier
 - Completed acquisition of Dynacare and Immunodiagnostic
     Laboratories (N. California)
 - Established $150 million stock repurchase program


Financial Guidance for 2002*

 - Revenue growth of approximately 14% compared to 2001
    (approximately 10.5% volume and 3.5% price)
 - Adjusted EBITDA margins of approximately 22.5% of sales (including EBITDA from Dynacare equity investments)
 - EPS of approximately $1.83
 - Bad debt rate of approximately 8.4% of sales in the fourth quarter
 - Free cash flow of approximately $350 million (net of Cap Ex of approximately $85 million)
 - Net interest expense of $15.5 million
 - A tax rate of approximately 41.5% in the fourth quarter

*Including the impact of Dynacare, but not including restructuring charges related to that acquisition


Preliminary Financial Guidance for 2003

 - Increase overall revenues by approximately 13% to 14% compared to 2002
 - EPS growth of approximately 20% compared to 2002


Opportunity for Investors

 - Long-term industry trends appear favorable
 - Visible growth drivers
 - Low P/E relative to market valuations
 - Significant free cash flow - multiple opportunities to increase shareholder value
 - Solid growth potential driven by genomic strategy

Other Financial Information
September 30, 2002
($ in millions)
                                                                      YTD
                                      Q1 02      Q2 02     Q3 02    Sept-02
                                     ------     ------    ------   --------
Depreciation                         $ 16.1     $ 17.1    $ 19.2    $ 52.4
Amortization                         $  5.1     $  5.2    $  6.1    $ 16.4
Capital expenditures                 $ 18.4     $ 19.5    $ 17.0    $ 54.9
Cash flows from operations           $112.2     $ 93.1    $121.1    $326.4
Bad debt as a percentage of sales      8.75%      8.75%     8.40%     8.63%
Effective interest rate on debt        2.00%      2.00%     2.00%      N/A
Days sales outstanding                   60         58        56        56